UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑
 Filed by a Party other than the Registrant  ☐
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☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☒  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

DRESSER-RAND GROUP INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of Dresser-Rand Group Inc. to be held on May 11, 2010 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/drc. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2010 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before April 28, 2010. View Proxy Materials and Annual Report Online at www.proxydocs.com/drc A convenient way to view proxy materials and VOTE! To view your proxy materials online, go to www.proxydocs.com/drc where you can also vote by Internet and obtain the toll-free telephone number for voting. You may also vote by mail by requesting printed materials, which will include a proxy card, as noted below. Have the 12 digit control number available when you access the website and follow the instructions. Printed materials may be requested by one of the following methods: INTERNET TELEPHONE *E-MAIL www.investorelections.com/drc (866) 648-8133 paper@investorelections.com * If requesting material by e-mail, please send You must use the 12 digit control number a blank e-mail with the 12 digit control number located in the shaded gray box below. (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. ACCOUNT NO.SHARES Notice of Annual Meeting of Stockholders of Dresser-Rand Group Inc. Date: Tuesday, May 11, 2010 Time: 9:30 A.M. (Central Time) Place: West 8 Tower, Suite 1000, 10205 Westheimer Road, Houston, Texas 77042 The purpose of the Annual Meeting is to take action on the following proposals: Proposal One – Elect eight Directors to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualifi ed; and Proposal Two – Ratify the appointment of PricewaterhouseCoopers LLP as DRC’s Independent Registered Public Accountants for the fi scal year ending December 31, 2010. The Board of Directors unanimously recommends that you vote in favor of both proposals. Should you require directions to the annual meeting, please call (713) 973-5355. Vote In Person Instructions: While we encourage stockholders to vote by the means indicated above, a stockholder is entitled to vote in person at the annual meeting. Additionally, a stockholder who has submitted a proxy before the meeting, may revoke that proxy in person at the annual meeting.